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                                                                    Exhibit 23.2

                         Independent Auditors' Consent

   As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this joint proxy statement-prospectus.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 13, 2000